UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2022

NOBLE CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-36211	98-1575532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13135 Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 276-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on November 10, 2021, Noble Corporation, an exempted company incorporated in the Cayman Islands with limited liability (“Noble”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Noble Finco Limited, a private limited company formed under the laws of England and Wales and an indirect, wholly owned subsidiary of Noble (“Topco”), Noble Newco Sub Limited, a Cayman Islands exempted company and a direct, wholly owned subsidiary of Topco (“Merger Sub”), and The Drilling Company of 1972 A/S, a Danish public limited liability company (“Maersk Drilling” and collectively, together with Noble, Topco, Merger Sub, the “Parties”), pursuant to which, among other things, (i) (x) Noble will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly owned subsidiary of Topco, and (y) the ordinary shares, par value $0.00001 per share, of Noble will convert into an equivalent number of class A ordinary shares, par value $0.00001 per share, of Topco (the “Topco Shares”), and (ii) (x) Topco will make a voluntary tender exchange offer to Maersk Drilling’s shareholders (the “Offer” and, together with the Merger and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”) and (y) upon the consummation of the Offer, if more than 90% of the issued and outstanding shares of Maersk Drilling, nominal value DKK 10 per share (“Maersk Drilling Shares”), are acquired by Topco, Topco will redeem any Maersk Drilling Shares not exchanged in the Offer by Topco for Topco Shares or cash, at the election of the holder (cash for holders that do not make an election), under Danish law by way of a compulsory purchase.

As previously disclosed, the completion of the Business Combination is conditioned on, among other things, clearance by antitrust and foreign direct investment authorities in the United Kingdom, Norway and Denmark, as well as certain other jurisdictions as agreed between the parties. Initial filings have been submitted. The governmental agencies from which the Parties seek these approvals and consents generally have broad discretion in administering the governing regulations.

The Parties were recently advised that the Norwegian Competition Authority (Konkurransetilsynet) has reviewed the Business Combination application pursuant to the filings submitted to it and has no objection to the Business Combination. The process for obtaining the other approvals is ongoing. The Parties cannot provide any assurance as to whether all required approvals and consents will be obtained or the timing of, or conditions to, such approvals if they are obtained. We do not intend to provide additional updates on these regulatory approvals in advance of the completion of the Business Combination, if and when it occurs, except as required under applicable law or regulation.

Additional Information and Where to Find It

In connection with the proposed Business Combination, on December 20, 2021, Topco filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) that includes a preliminary proxy statement of Noble that also constitutes a preliminary prospectus for Topco. When available, Noble will mail the definitive proxy statement/prospectus to its shareholders in connection with the vote to approve the merger of Noble with a wholly-owned subsidiary of Topco. Should Maersk Drilling and Noble proceed with the proposed Business Combination, Maersk Drilling and Noble also expect that Topco will file an offer document with the Danish Financial Supervisory Authority (Finanstilsynet). This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. INVESTORS AND SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS RELATING TO THE PROPOSED BUSINESS COMBINATION IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY EACH OF TOPCO AND NOBLE WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TOPCO, MAERSK DRILLING AND NOBLE, THE PROPOSED BUSINESS COMBINATION AND RELATED MATTERS.

Investors and shareholders can obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by Maersk Drilling, Noble and Topco through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders can obtain free copies of the proxy statement/prospectus and other documents related thereto on Maersk Drilling’s website at www.maerskdrilling.com or on Noble’s website at www.noblecorp.com or by written request to Noble at Noble Corporation, Attn: Richard B. Barker, 13135 Dairy Ashford, Suite 800, Sugar Land, Texas 77478.

Participants in the Solicitation

Maersk Drilling, Noble and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the shareholders of Maersk Drilling and Noble, respectively in connection with the proposed Business Combination. Shareholders may obtain information regarding the names, affiliations and interests of Noble’s directors and officers in Noble’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 12, 2021, as amended on April 16, 2021. To the extent the holdings of Noble’s securities by Noble’s directors and executive officers have changed since the amounts set forth in such annual report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the names, affiliations and interests of Maersk Drilling’s directors and officers is contained in Maersk Drilling’s Annual Report for the fiscal year ended December 31, 2020 and can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such individuals in the proposed Business Combination are included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus relating to the proposed Business Combination when it is filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction, in each case in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and applicable European or UK, as appropriate, regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including, without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination, including statements regarding the Business Combination and the required regulatory approvals and consents. These forward-looking statements are generally identified by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “should,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. The absence of these words, however, does not mean that the statements are not forward-looking. These forward-looking statements are based upon current expectations, beliefs, estimates and assumptions that, while considered reasonable as and when made by Noble and its management, and Maersk Drilling and its management, as the case may be. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Noble’s and Maersk Drilling’s securities, (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Business Combination Agreement by the shareholders of Noble, the acceptance of the Offer by the requisite number of Maersk Drilling shareholders and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (iv) the effects of public health threats, pandemics and epidemics, such as the ongoing outbreak of COVID-19, and the adverse impact thereof on Noble’s or Maersk Drilling’s business, financial condition and results of operations, (v) the effect of the announcement or pendency of the Business Combination on Noble’s or Maersk Drilling’s business relationships, performance, and business generally, (vi) risks that the proposed Business Combination disrupt current plans of Noble or Maersk Drilling and potential difficulties in Noble’s or Maersk Drilling’s employee retention as a result of the proposed Business Combination, (vii) the outcome of any legal proceedings that may be instituted against Noble or Maersk Drilling related to the Business Combination Agreement or the proposed Business Combination, (viii) the ability of Topco to list the Topco Shares on the New York Stock Exchange or the Nasdaq Copenhagen A/S, (ix) volatility in the price of the combined company’s securities due to a variety of factors, including changes in the competitive markets in which Topco plans to operate, variations in performance across competitors, changes in laws and regulations affecting Topco’s business and changes in the combined capital structure, (x) the effects of actions by, or disputes among OPEC+ members with respect to production levels or other matters related to the price of oil, market conditions, factors affecting the level of activity in the oil and gas industry, and supply and demand of jackup rigs, (xi) factors affecting the duration of contracts, the actual amount of downtime, (xii) factors that reduce applicable dayrates, operating hazards and delays, (xiii) risks associated with operations outside the US, actions by regulatory authorities, credit rating agencies, customers, joint venture partners, contractors, lenders and other third parties, legislation and regulations affecting drilling operations, compliance with regulatory requirements, violations of anti-corruption laws, shipyard risk and timing, delays in mobilization of jackup rigs, hurricanes and other weather conditions, and the future price of oil and gas, (xiv) the ability to implement business plans, forecasts, and other expectations (including with respect to synergies and financial and operational metrics, such as EBITDA and free cash flow) after the completion of the proposed Business Combination, and to identify and realize additional opportunities, (xv) the failure to realize anticipated benefits of the proposed Business Combination, (xvi) risks related to the ability to correctly estimate operating expenses and expenses associated with the Business Combination, (xvii) risks related to the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, (xviii) the potential impact of announcement or consummation of the proposed Business Combination on relationships with third parties, (xix) changes in law or regulations affecting Noble, Maersk Drilling or the combined company, (xx) international, national or local economic, social or political conditions that could adversely affect the companies and their business, (xxi) conditions in the credit markets that may negatively affect the companies and their business, and (xxii) risks associated with assumptions that parties make in connection with the parties’ critical accounting estimates and other judgements. The foregoing list of factors is not exhaustive. There can be no assurance that the future developments affecting Noble, Maersk Drilling, Topco or any successor entity of the Business Combination will be those that we have anticipated.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Noble’s or Maersk Drilling’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements or from our historical experience and our present expectations or projects. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in Noble’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time by Noble with the SEC and those described in Maersk Drilling’s annual reports, relevant reports and other documents published from time to time by Maersk Drilling. Noble and Maersk Drilling wish to caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Except as required by law, Noble and Maersk Drilling are not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION

By:	/s/ William E. Turcotte
Name:	William E. Turcotte
Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: January 14, 2022